                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                              AMENDMENT NO. 1

                                    TO

                              CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


              Date of Report ( Date of earliest event reported):
                             August 16, 1996



    	                  PARACELSUS HEALTHCARE CORPORATION
              (Exact name of registrant as specified in its charter)


California                         1-12055                95-3565943
(State or other jurisdiction    ( Commission           (IRS Employer
 of incorporation or             File Number)     Identification No.)
 organization)


                515 W. Greens Road, Suite 800,  Houston, Texas 77067
                     (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (281) 774-5100



                          This report contains 4 pages.

Paracelsus Healthcare Corporation (the "Company") is filing this amendment to its Current Report on the Form 8-K dated August 16, 1996, to amend Item 7 to said Current Report.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


Item 7 of the Company's Current Report on Form 8-K dated August 16, 1996 is amended in its entirety to read as follows:

(a)   Financial statements of business acquired.

The following financial statements of Champion are incorporated herein by reference to the Company's Registration Statement on Form S-4 (Commission File No. 333-8521):

   - Report of independent public accountants, dated
     February 27, 1996
   - Consolidated balance sheet at December 31, 1994 and
     1995
   - Consolidated statement of operations for the years ended December 31, 1993, 1994 and 1995
   - Consolidated statement of stockholders' equity for the years ended December 31, 1993, 1994 and 1995
   - Consolidated statement of cash flows for the years ended December 31, 1993, 1994 and 1995
   - Notes to consolidated financial statements

For the financial statements of Champion for the period through March 31, 1996, see the Company's Registration Statements on Form S-1 (Commission File No. 333-07289 and 333-06713). The financial statements of Champion for the period through June 30, 1996 as required by Item 7(a) of Form 8-K are deemed to be "substantially the same" as the financial statements for the period through March 31, 1996 since operating results have not been omitted for more than one interim quarter.

(b) Pro forma financial information.

For the pro forma financial statements for the period through March 31, 1996, see the Company's Registration Statements on Form S-1 (Commission File No. 333-07289 and 333-06713). The pro forma financial statements for the period through June 30, 1996 as required by Item 7(b) of Form 8-K are deemed to be "substantially the same" as the pro forma financial statements for the period through March 31, 1996 since operating results have not been omitted for more than one interim quarter.

The Company is presently evaluating the need to amend its quarterly reports on the Form 10-Q for the quarters ended December 31, 1995, March 31, 1996 and June 30, 1996. The Board of Directors has appointed a Special Committee consisting of non-management members, to supervise and direct the conduct of an inquiry by outside legal counsel regarding, among other things, the Company's accounting and financial reporting practices and procedures for periods before the quarter ending September 30, 1996. Depending upon the results of the Company's evaluation and the Special Committee's inquiry, the Company may further amend this Current Report to present the pro forma financial statements through June 30, 1996, reflecting the revised financial information for the applicable period.

(c) Exhibits.

2.1(a) Amended and Restated Agreement and Plan of Merger, dated as of May 29, 1996, by and among Paracelsus, PC Merger Sub, Inc. and Champion.

99.1 Audited financial statements of Champion for the three years ended December 31, 1995.





___________________
(a) Incorporated herein by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4( Commission
    File No. 333-8521).

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Paracelsus Healthcare Corporation

                                        (Registrant)


                                  /s/ JAMES G. VANDEVENDER
Dated: October 30, 1996        By: ____________________________
                                       James G. VanDevender
                                      Executive Vice President,
                                      Chief Financial Officer
                                            & Director